Exhibit 99.1

Financial Statements

Years Ended December 31, 2015 and 2014

(Not Reviewed)

Petrogres Co. Limited and Affiliates

December 31, 2015 and 2014

TABLE OF CONTENTS

Page #
INDEPENDENT AUDITOR’S REPORT	1
COMBINED BALANCE SHEET	2
COMBINED INCOME STATEMENTS	3
COMBINED STATEMENTS OF CHANGES IN SHAREHOLDERS EQUITY	4
COMBINED STATEMENTS OF CASH FLOWS	5
NOTES TO THE COMBINED FINANCIAL STATEMENTS	6-8

Petrogres Co. Limited and Affiliates
Combined Balance Sheeted
December 31, 2015 and 2014
(NOT REVIEWED)

	December 31,	December 31,
	2015	2014
	NOT REVIEWED [1]	NOT REVIEWED [1]
ASSETS

CURRENT ASSETS
Cash and cash equivalents	$1,882,305	$526,656
Accounts receivable	2,650,171	1,780,611
Inventory	1,209,960	1,305,000
Total Current Assets	5,742,436	3,612,267

PROPERTY and EQUIPMENT, at cost - net of accumulated depreciation	6,144,000	6,807,500

TOTAL ASSETS	$11,886,436	$10,419,767

LIABILITIES AND EQUITY

CURRENT LIABILITIES
Accounts payable	$809,473	$425,007

TOTAL LIABILITIES	809,473	425,007

SHAREHOLDER'S EQUITY
Common stock, par value $0.01, 1,000,000 shares authorized, issued and outstanding	1,000,000	1,000
Additional paid-in capital	7,802,838	8,801,838
Retained earnings	2,274,125	1,191,922
Total Shareholder's Equity	11,076,963	9,994,760

TOTAL LIABILITIES AND EQUITY	$11,886,436	$10,419,767

See Independent Auditors Report and

Accompanying Notes to Financial Statements

[1]	A review, pursuant to PLAOB AU 722, Interim Financial Reporting, by the Company’s independent public accountant has not been completed for the indicated period.

Petrogres Co. Limited and Affiliates
Combined Income Statements
For the Years Ended December 31, 2015 and 2014
(NOT REVIEWED)

	Year Ended	Year Ended
	December 31,	December 31,
	2015	2014
	NOT REVIEWED [1]	NOT REVIEWED [1]
Net Sales	$21,579,013	$19,737,828

Cost of goods sold
Crude oil purchases	11,417,014	13,225,637
Shipping and handling costs	4,053,217	2,477,285
Cargo insurance costs	172,575	129,743
Cargo crew costs	63,000	353,564
Total Costs of Goods Sold	15,705,806	16,186,230

Gross Profit	5,873,207	3,551,598

Operating, Management and Administrative Expenses
Fleet operating expenses	3,034,938	1,369,209
Management expenses	874,723	231,497
Administrative expenses	136,387	134,297
Depreciation and amortization	663,500	663,500
Total Operating, Management and Administrative Expense	4,709,548	2,398,503

Income From Operations	1,163,659	1,153,095

Income tax expense	81,456	185,259

Net Income	$1,082,203	$967,836

See Independent Auditors Report and

Accompanying Notes to Financial Statements

[1]	A review, pursuant to PLAOB AU 722, Interim Financial Information, by the Company’s independent public accountant has not been completed for the indicated period.

Petrogres Co. Limited and Affiliates
Combined Statements of Shareholder's Equity
For the Years Ended December 31, 2015 and 2014
(NOT REVIEWED) [1]

	Common Stock	Additional Paid-In Capital	Retained Earnings	Total Shareholder's Equity

Balance - January 1, 2014	$1,000	$8,801,838	$224,086	$9,026,924

Dividends	—	—	—	—

Net income for year ended 2014	—	—	967,836	967,836

Balance - December 31, 2014	$1,000	$8,801,838	$1,191,922	$9,994,760

Capital adjustment	999,000	(999,000)	—	—

Net income for year ended 2015	—	—	1,082,203	1,082,203

Balance - December 31, 2015	$1,000,000	$7,802,838	$2,274,125	$11,076,963

See Independent Auditors Report and

Accompanying Notes to Financial Statements

[1]	A review, pursuant to PLAOB AU 722, Interim Financial Information, by the Company’s independent public accountant has not been completed for the indicated period.

Petrogres Co. Limited and Affiliates
Combined Statements of Cash Flows
For the Years Ended December 31, 2015 and 2014
(NOT REVIEWED)[1]

	Year Ended	Year Ended
	December 31,	December 31,
	2015	2014
	NOT REVIEWED [1]	NOT REVIEWED [1]
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$1,082,203	$967,836
Adjustments to reconcile net income to net cash used in operating activities:
Depreciation and amortization expense	663,500	663,500
Changes in assets - (increase) decrease
Accounts receivable	(869,560)	(1,003,735)
Inventory	95,040	(555,000)
Changes in liabilities - increase (decrease)
Accounts payable	384,466	44,507
Net Cash Provided by Operating Activities	1,355,649	117,108

CASH FLOWS FROM FINANCING ACTIVITIES
Dividends paid	—	—
Net Cash Used in Financing Activities	—	—

Increase in Cash and Cash Equivalents	1,355,649	117,108

CASH AND CASH EQUIVALENTS - Beginning of period	526,656	409,548

CASH AND CASH EQUIVALENTS - End of period	$1,882,305	$526,656

See Independent Auditors Report and

Accompanying Notes to Financial Statements

[1]	A review, pursuant to PLAOB AU 722, Interim Financial Information, by the Company’s independent public accountant has not been completed for the indicated period.

PETROGRES CO. LIMITED AND AFFILIATES

NOTES TO THE COMBINED FINANCIAL STATEMENTS

December 31, 2015 and 2014

(NOT REVIEWED)

Note 1 – Summary of Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by Petrogres Company Limited and Affiliates (the “Company”) in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

a.	Business Activity - Petrogres Co. Limited (the “Company”) was incorporated in the Republic of the Marshall Islands in March 2009 for the purposes of overseeing the day –to-day operations of the Petrogres Group of companies in shipping and petroleum product refining industries. The Company maintains a fleet of four (4) oil transport sea vessels in addition to commodity trading and crude refining operations in the Southern Europe and East African regions.

b.	Affiliates and Principles of Combination – The accompanying financial statements include the financial position and results of operations of the following affiliated entities (all incorporated in The Republic of the Marshall Islands):

Petrogres Co. Limited (Management Company)

Shiba Ship Management Ltd. (Shipowners of Mt. Apecus)

Danae Marine Ltd. (Shipowners of Mt. Optimus)

Invictus Marine S.A. (Shipowners of Mt. Invictus)

Entus Marine Ltd. (Shipowners of Mt. Entus)

All intercompany balances and transactions have been eliminated in combination. The entities are affiliated through common ownership and control.

c.	Basis of Accounting - The accompanying financial statements are prepared on the accrual basis of accounting, in accordance with generally accepted accounting principles.

d.	Use of Estimates - The preparation of the financial statements in conformity with generally accepted accounting principles required management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reporting amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

PETROGRES CO. LIMITED AND AFFILIATES

NOTES TO THE COMBINED FINANCIAL STATEMENTS (continued)

December 31, 2015 and 2014

(NOT REVIEWED)

Note 1 – Summary of Significant Accounting Policies (continued)

e.	Cash and Cash Equivalents - For purposes of the statements of cash flows, the Company considers all highly liquid debts instruments purchased with a maturity of three months or less to be cash equivalents. All banking, transactions and reporting of the Company is conducted in US Dollars (US$).

f.	Concentrations of Credit Risk - The Company and its affiliates are engaged primarily in the purchase, transport and processing of crude oil petroleum products. The Company performs ongoing credit evaluations of its customers' financial condition and, generally, requires no collateral from its customers. Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of temporary cash investments and trade accounts receivables. The Company places its temporary cash investments with financial institutions and limits the amount of credit exposure to any one financial institution. Concentrations of credit risk with respect to trade receivables are limited due to the short payment terms dictated by the industry and operating environment. As of December 31, 2014 and 2013, the Company had no significant concentrations of credit risk.
g.	Depreciation - The Company's vessels and other assets are depreciated using primarily the straight-line method over the estimated useful lives.

h.	Inventory - The Company's inventory, which consists primarily of crude oil purchases on the vessel in transport, is valued at the lower of cost or market using the mark-to-market method of valuation.
i.	Date of Management's Review - Management has evaluated subsequent events through April 26th, 2016, the date on which the financial statements were available to be issued.
j.	Revenue Recognition -The Company recognizes revenues when product is delivered to contracted customer. Product in transit at the end of an accounting period is recorded at an estimated value which is adjusted upon load certification.

PETROGRES CO. LIMITED AND AFFILIATES

NOTES TO THE COMBINED FINANCIAL STATEMENTS (continued)

December 31, 2015 and 2014

(NOT REVIEWED)

Note 2 – Fixed Assets

Fixed assets consisted of the following as of December 31, 2015 and 2014:

	2015	2014
	NOT REVIEWED	NOT REVIEWED
Vessels	$9,550,000	$9,550,000
Furniture and equipment	85,000	85,000
	9,635,000	9,635,000
Less: accumulated depreciation	(3,491,000)	(2,824,500)

	$6,144,000	$6,807,500

Depreciation expense totaled $663,500 in both 2015 and 2014.

Note 3 – Taxes

The Company is subject to various income and gross receipts taxes in the countries it conducts business. Filings and payments are made as required by local law, and amounts are included as income tax expense on the combined statements of income.

FASB Accounting Standards Codification Topic 740, Accounting for Uncertainty in Income Taxes, provides guidance on the recognition, measurement, classification and disclosures related to uncertain tax positions, along with any related interest and penalties. The Company is not aware of any uncertain tax positions that may have a material impact on its financial statements.

Note 4 – Operating Leases

The Company maintains offices in several countries to assure functions and resources are properly deployed. In addition to Company headquarters being located in Hella, Greece, the Legal and Banking operations are housed exclusively in Cyprus while a local operations branch is located in Ghana. All locations are leased on an annual basis with informal renewal options being standard and customary. Rent expense for the years ended December 31, 2015 and 2014 was approximately $143,000 and $77,000, respectively.